Exhibit 10.4

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS.  THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER STATE LAWS.

FORM OF PACIFICNET INC.
7% DEBENTURE

THIS DEBENTURE is one of a series of a duly authorized and validly issued Debentures of PACIFICNET INC., a corporation duly organized and existing under the laws of the State of Delaware with its principal place of business at 23/F, Tower A, Timecourt, No.6 Shuguang Xili, Chaoyang District, Beijing, China 100028 (the “Company”) designated as its 7% Debenture (the “Debenture”).

FOR VALUE RECEIVED, the Company promises to pay to ___________________________, or its registered assigns (the “Holder”), the principal sum of  $________ on the Maturity Date (as hereinafter defined) and to pay interest on the principal sum outstanding from time to time in arrears as provided herein on the Maturity Date at the rate of 7% per annum accruing from the date of initial issuance.  Accrual of interest shall commence on the date hereof until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.  Interest shall be calculated on the basis of a 365-day year and shall accrue daily.  The Company will pay the principal and interest upon this Debenture on the Maturity Date, to the registered holder of this Debenture and addressed to such holder at the address appearing above or to such other address designated by such holder in writing.

“Maturity Date” shall mean the first date on which an Event of Default occurs under any of the Second Amended and Restated Variable Rate Secured Convertible Debentures due July 2009 or the Amended and Restated Variable Rate Secured Convertible Debentures due July 2009 issued by the Company, which default has not been cured as provided thereunder.

This Debenture is subject to the following additional provisions:

1.           No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, and any other amounts which may become due under, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed.  This Debenture is a direct obligation of the Company.

2.           No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

3.           The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state blue sky or foreign laws or similar laws relating to the sale of securities.

4.           All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Debenture (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Debenture), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

5.           This Debenture shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.  Notwithstanding the foregoing, the Company may not assign this Debenture or any of its obligations hereunder without the prior written consent of the Holder.

6.           No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

7.           No failure or delay by the Holder in exercising any right, power or remedy under this Debenture shall operate as a waiver thereof or any other right, power or remedy under this Debenture; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under this Debenture.  Any waiver must be in a writing signed by the Holder.

8.           All payments made by the Company under this Debenture shall be made by the Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.

9.           The Company hereby waives presentment, demand for payment, notice of dishonor or nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Debenture.

10.           In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Debenture shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal or unenforceable.

11.           Subject to the terms of the Settlement and Release Agreement executed simultaneously herewith, this Debenture sets forth the entire agreement and understanding of the Company and the Holder and supersedes any prior oral or written agreement between the Company and the Holder with respect to the subject matter of this Debenture.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:  August ___, 2008

PACIFICNET INC. By: _____________________________ Victor Tong President